SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   FORM 8-K

                            _______________________


                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported)  May 29, 2003


                             TRANS-LUX CORPORATION
                             ---------------------
            (Exact name of registrant as specified in its charter)


     Delaware                          1-2257                   13-1394750
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(State or other jurisdiction         (Commission              (I.R.S. Employer
        of incorporation)             File Number)           Identification No.)


                 110 Richards Avenue, Norwalk, CT  06856-5090
                 --------------------------------------------
              (Address of principal executive offices) (Zip Code)


      Registrant's telephone number, including area code:  (203) 853-4321


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        (Former name or former address, if changed since last report.)

Item 5.   Other Events

          On May 29, 2003, Richard Brandt announced that he will step down as Chairman of Trans-Lux Corporation. At age 75, he will remain an active member of the Trans-Lux board and will continue to be significantly involved under his consulting agreement. Gene Jankowski, currently a Director of Trans-Lux, has been elected the new Chairman.


                                        SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    TRANS-LUX CORPORATION



                                                    By: /s/ Angela D. Toppi
                                                       ------------------------
                                                    Angela D. Toppi
                                                    Executive Vice President
                                                    and Chief Financial Officer



Date:  June 2, 2003